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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): AUGUST 6, 1998

                  ---------------------------------------------

                         TRANSCRYPT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                   0-21681                   47-0801192
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
          of incorporation)                               Identification Number)

                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (402) 474-4800

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ITEM 5. Other Events.

        On August 6, 1998, Transcrypt International, Inc. issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by this reference, announcing second quarter results of operations and a reduction in workforce plan.



ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements.

               None required.

        (b)    Pro Forma Financial Information.

               None required.

        (c)    Exhibits.

               The following is furnished as an exhibit to this report:

        99.1   Press release of Registrant dated August 6, 1998.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     TRANSCRYPT INTERNATIONAL, INC.


Date:   August 11, 1998              By: /s/ JOHN T. CONNOR
                                         --------------------------------------
                                         John T. Connor
                                         Chairman of the Board of Directors and
                                         interim Chief Executive Officer
                                         (Principal executive officer and duly
                                         authorized signatory)


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                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------

99.1                  Press release of Registrant dated August 6, 1998.